Supplement to the
Fidelity's New Jersey Municipal Funds
January 29, 2006
Prospectus

Effective June 1, 2006, Fidelity® New Jersey Municipal Income Fund changed its supplemental benchmark to the Lehman Brothers® New Jersey Enhanced Modified Municipal Bond Index, a customized index created by Lehman Brothers which includes New Jersey fixed-rate, investment-grade municipal bonds, including Port Authority of New York and New Jersey bonds, with maturities of one year or more, and tobacco bonds capped at 2% of the index.

The following information replaces the similar information found under the heading "Principal Investment Strategies" in the "Fund Summary" section on page 4.

  Managing the fund to have similar overall interest rate risk to an index, which as of June 1, 2006, was Lehman Brothers® New Jersey Enhanced Modified Municipal Bond Index.

The following information replaces the similar information found under the heading "Principal Investment Strategies" in the "Fund Basics" section on page 12.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of June 1, 2006, FMR was using the Lehman Brothers New Jersey Enhanced Modified Municipal Bond Index in managing the fund's investments.

NJN-06-01 August 3, 2006
1.475763.122